Date: 18 July, 2013

To:	Rasan Private Equity Inc

Subject: Request for financing

We refer to the above subject and to the Master Agreement for Purchase and Sale of Commodities signed with you on September 10, 2009 (the “Master Agreement”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Master Agreement.

We request you to provide financing for our activities in the amount of USD 450,000 and for a period of payment of three Months for the payment of deferred sale price from the date of sale.

We confirm that this request is subject to the terms and conditions of the Master Agreement.

With regards,

E&P Co, LLC.

By:
Fuad Al Homoud

Rasan Accountant1

From:	DDCommodity <ddcommodity@ddcap.co.uk>
Sent:	Thursday, July 18, 2013 1:55 PM
To:	Mohammad Shakil; DDCAP Documentation; DDCommodity
Cc:	Nasser Al-Sherif; Rasan Accountant1
Subject:	RE: REH-E&P 001/2013

Dear Mohammad

Many Thanks for the below transaction

Please find below, commodity details as per your request;

CLIENT		RASAN
COUNTERPARTY		SEE ATTACHED	COMMODITY	PD	PALLADIUM
DDC TICKET NUMBER		169381	QUANTITY		616	Troy Ounces
DEAL DATE		18-Jul-13	PURCHASE PRICE	USD	730.5194805	Per Troy Ounce
AMOUNT	USD	450,000.00	LOCATION		Loco USA
		0.0000%	OUR REF	RASAN	169381
SETTLEMENT DATE		18-Jul-13	TICKET NUMBER		281867
TIME		18/07/2013 11:54	H/C NUMBER	30723	281867	PD

Very Best Regards

Scott Cording | Assistant Manager | DDGI Limited

8-10 Grosvenor Gardens, London SW1W ODH

Tel: +44 (0)207 863 1260 (Direct)

+44 (0)207 808 4751 (Switchboard)

Reuters: DDCAP

Fax: +44 (0)207 663 5462

Email: s.cording@ddcap.co.uk

DDGI Limited is registered in England, Registered Number: 3393586, Registered Office: 8-10 Grosvenor Gardens, London SW1W ODH.

DDGI Limited and DD&Co Limited are wholly owned subsidiaries of DDCAP Limited.

Seller’s Offer

To:	Rasan Private Equity Inc.
Attention:	Abdallah I.Awad & Hany Al-Nowaihy
Fax No.:	0096525710632
From:	DD&Co Limited
Date:	18 July 2013

Re: Commodity Sale and Purchase Letter of Understanding dated 4 March 2009.

We refer to the above-referenced Letter of Understanding (the capitalised terms used in this offer having the meanings specified in such letter) and the purchase request received from you, and hereby offer to sell to you the Metals on the following terms:

Purchase Terms.

Seller:	DD&Co Limited
Purchaser:	Rasan Private Equity Inc.
as Agent for:	RASAN ENERGY HOLDING, KUWAIT
Our Reference:	169381
Your Reference:	REH-E&P 001/2013
RCL Ticket No:	281867
Metal:	PALLADIUM
Quantity:	616 Troy Ounces
Location:	LOCO USA
Unit Price:	USD 730.5194805
Purchase Price:	USD 450,000.00
Settlement Date:	18 July 2013
Payment:	On the Settlement Date you shall credit our account with you with the Purchase Price stated above.
Delivery:	On the Settlement Date, we shall credit your commodity account with us for the Metal and Quantity stated above.

Our sale of the Metal specified above to you shall be subject to the above referenced Letter of Understanding. This offer shall remain open and be irrevocable until 16.00, London time, on the Business Day immediately succeeding receipt of the purchaser's request.

Best Regards

DD&Co Limited

Authorised Signatory

Registered Office: 8-10 Grosvenor Gardens, London SW1W ODH

Tel: +44 207 863 1250/60 Fax: +44 207 663 5462

Email: ddcommodity@ddcap.co.uk

Registered in England & Wales No. 228785

Associate Trade Member of the London Metal Exchange

Associate Member of the London Platinum and Palladium Market

Richmond Commodities Limited

 PO Box 234, Egham, Surrey, TW20 9WW

Tel: +44(0) 203 463 0770 Fax: +44(0) 203 463 0771

Email: operations@richmondcommodities.com

OFFER

Date	:-	18-Jul-13
To	:-	Operations
At	:-	RASAN PRIVATE EQUITY INC, GRAND CAYMAN
Number	:-
From	:-	Operations
Pages	:-	1

Re: Letter of Understanding Regarding Commodities Purchases dated 4 March 2009.

We refer to the above referenced Letter of Understanding (the capitalized terms used in this acceptance having meanings specified in such letter) and the Seller's Request dated 18-Jul-13 and hereby offer to buy from you Metals described in the Seller's Request on the terms specified herein, which terms are set forth below.

Seller	:-	RASAN PRIVATE EQUITY INC, GRAND CAYMAN
As Agent For	:-	E & P CO,TEXAS
Purchaser	:-	Richmond Commodities Limited
Seller's reference	:-	RASAN 169381
Ticket No./Ref	:-	281867
Metal	:-	PALLADIUM
Location	:-	Loco USA
Quantity	:-	616 Troy Ounces
Price per Unit	:-	USD 730.5194805
Purchase Price	:-	USD 450,000.00
Settlement Date	:-	18-Jul-13
Delivery	:-	On the Settlement Date, kindly arrange for the Metal and Quantity stated above to be delivered in accordance with our standing instructions.
Payment	:-	On the Settlement Date we shall credit your account as specified in the above referenced Letter of Understanding with the Price stated above.

Our purchase of the Metal specified above shall be subject to the terms of the above referenced Letter of Understanding. This offer shall remain open and be irrevocable until the close of business, London time, on 19-Jul-13.

Kind Regards

Richmond Commodities Limited

ASSOCIATE TRADE MEMBER OF THE LONDON METAL EXCHANGE

AFFILIATE MEMBER OF THE LONDON PLATINUM & PALLADIUM MARKET

REGISTERED NO: 3117815 REGISTERED OFFICE: 131 EDGWARE ROAD, LONDON W2 2AP

VAT No. GB 108 213 942

Rasan Private Equity Inc

Date:	18 July, 2013
To:	E&P Co, LLC.

Sub: Purchase of commodities

We refer to the above subject and to the Master Agreement for Purchase and Sale of Commodities signed with you on September 10, 2009 (the “Master Agreement”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Master Agreement.

We would inform you our readiness to provide you the required finance in accordance with the following

Date of Transaction:	18 July, 2013
Operation Number:	REH-E&P Co 001/2013
Kind of commodities:	PALLADIUM
Quantity:	616 Troy Ounces
Unit price:	USD 730.5194805
Purchase price:	USD 450,000
Price of deferred sale:	USD 453,981
Date of deferred payment:	October 31, 2013
Details of delivery of the commodity:	On Settlement Date, Credit to be made to our commodity account with you for the metal and Quantity.

Therefore, we confirm by this letter our entry in to this transaction on your behalf, noting that the same is subject to the terms and conditions of the Master Agreement.

Rasan Private Equity Inc.

By:
Abdulrahman Al-Koòheji
Director

Date:	18 July, 2013
To:	Rasan Private Equity Inc.

Subject: Confirmation of Purchase Transaction

With reference to the above subject and to the Master Agreement for Purchase and Sale of Commodities signed with you on September 10, 2009 (the “Master Agreement”), we are pleased to confirm our acceptance of the transaction as follows:

Details of Transaction:
Date of Transaction:	18 July, 2013
Transaction Number:	REH-E&P Co 001/2013
Kind of commodities:	PALLADIUM
Quantity:	616 Troy Ounces
Unit price:	USD 735.2941186
Purchase price:	USD 450,000
Date of Payment:	18 July, 2013
Amount of deferred payment:	USD 453,981
Date of deferred payment:	October 31, 2013
Details of delivery of the commodity:	On Settlement Date, Credit to be made to our commodity account with you for the metal and Quantity.

We request you to sell the above mentioned commodities on our behalf and to notify us the same after the completion. We further request you to use the proceeds of sale of the above mentioned commodities to settle outstanding amounts due to you from previous Murabaha transactions.

E&P Co, LLC

By:
Fuad Al Homoud

Rasan Private Equity

Date: 18 July, 2013

To:       E&P Co, LLC.

Sub: Purchase and Sale

We refer to your request dated 18 July, 2013 and in our capacity as your agent as per the Master Agreement for Purchase and Sale of Commodities signed with you on September 10, 2009 (the “Master Agreement”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Master Agreement.

We would inform you that we have sold the below mentioned commodities in cash, purchase of which has been completed on the date 18 July, 2013 on your behalf in cash, in accordance with the following terms:

Date of Transaction:	18 July, 2013
Kind of commodities:	PALLADIUM
Quantity:	616 Troy Ounces
Unit price:	730.5194805
Cash sale price:	USD 450,000
Date of payment:	18 July, 2013
Details of delivery of the commodity:	On Settlement Date, Credit to be made to our commodity account with you for the metal and Quantity.

We confirm that this transaction is subject to the terms and conditions of the Master Agreement.

Rasan Private Equity Inc.

By:
Abdulrahman AI-Kooheji
Director

Date:	18 July, 2013
To:	Rasan Private Equity Inc.

Sub: Power of Attorney in carrying out the transaction of purchase and sale of commodities

With reference to the Master Agreement for Purchase and Sale of Commodities signed with you on September 10, 2009, please be informed that we are authorizing you in doing all the purchase and sale transactions on behalf of us, directly or through third parties as you may deem fit, we accept the full results of such transactions. We undertake to pay for all that may come up from the financial obligations and our entitlements that may result from the same and our acceptance of all that may result from the same.

With regards

E&P Co, LLC.

By:
Fuad Al Homoud

Rasan Private Equity Inc.

PURCHASER'S REQUEST

Date: 18 July, 2013

To:	DD&Co Limited
Attention:	Lawrence Oliver
From:	Rasan Private Equity Inc. [as agent for Rasan Energy Holding Company]

Re: Letter of Understanding Regarding Commodity Purchases dated March 4th, 2009

We refer to the above-referenced Letter of Understanding (the capitalised terms used in this notification having the meanings specified in such letter) and hereby request that you provide to us an offer to sell to us the Metals specified below in accordance with the terms set forth below:

Purchase Terms

Seller:	DD&Co Limited
Purchaser:	Rasan Private Equity Inc. — [as agent for Rasan Energy Holding Company]
Ticket No.:	281867
Metal:	PALLADIUM
Quantity:	616 Troy Ounces
Location:	Loco USA
Purchase Price:	USD 450,000
Price per Troy Ounces:	730.5194805
Settlement Date:	18 July, 2013
Payment:	On the Settlement Date we shall credit your Settlement Account with the Purchase Price.
Delivery:	On the Settlement Date, credit to be made to our commodity account with you for the Metal and Quantity stated above.

Our purchase of the Metal specified above from you shall be subject to the terms of above-referenced Letter of Understanding.

Rasan Private Equity Inc.

Name: Abdulrahman AI-Kooheji
Title: Director

Rasan Private Equity Inc.

PURCHASER'S ACCEPTANCE

Date: 18 July, 2013

To:	DD&Co Limited
Attention:	Lawrence Oliver
From:	Rasan Private Equity Inc. [as agent for Rasan Energy Holding Company]

Re: Letter of Understanding Regarding Commodity Purchases dated March 4th, 2009

We refer to the above-referenced Letter of Understanding (the capitalised terms used in this notification having the meanings specified in such letter), the Purchaser's Request, dated 18 July, 2013, from us to you, and the Seller's Offer (the "Seller's Offer"), dated 18 July, 2013, from you to us, and hereby accept your offer to sell us the Metals described in the Seller's Offer on the terms specified therein, which terms are set forth below:

Purchase Terms

Seller:	DD&Co Limited
Purchaser:	Rasan Private Equity Inc. —[as agent for Rasan Energy Holding Company]
Seller's Reference:	REH-E&P Co 001/2013
Ticket No.:	281867
Metal:	PALLADIUM
Quantity:	616 Troy Ounces
Location:	Loco USA
Delivery:	On the Settlement Date, you shall credit our commodity account with you for the Metal and Quantity stated above.
Purchase Price:	USD 450,000
Price per Troy Ounces:	730.5194805
Settlement Date:	18 July, 2013
Payment:	On the Settlement Date we shall credit your Settlement Account with the Purchase Price.

Our purchase from you of the Metal specified above shall be subject to the terms of the above- referenced Letter of Understanding.

Rasan Private Equity Inc.

Name: Abdulrahman AI-Kooheji
Title: Director

Rasan Private Equity Inc.

SELLER'S REQUEST

Date: 18 July, 2013

To:	Richmond Commodities Limited
Attention:	Bryce Morrison
From:	Rasan Private Equity Inc. [as agent for E&P Co, LLC.]

Re: Letter of Understanding Regarding Commodity Purchases dated March 4lh 2009

We refer to the above-referenced Letter of Understanding (the capitalised terms used in this notification having the meanings specified in such letter) and hereby request that you provide to us an offer to purchase from us the Metals specified below in accordance with the terms set forth below:

Purchase Terms

Seller:	Rasan Private Equity Inc. —as agent for E&P Co, LLC.
Purchaser:	Richmond Commodities Limited
Metal:	PALLADIUM
Quantity:	616 Troy Ounces
Location:	Loco USA
Delivery:	On the Settlement Date we will arrange for delivery of the Metal and Quantity stated above in accordance with your standing instructions.
Purchase Price:	USD 450,000
Price per Troy Ounces:	USD 730.5194805
Settlement Date:	18 July, 2013
Payment:	On the Settlement Date credit of the Purchase Price to be made to our account as specified in the above-referenced Letter of Understanding.

Our sale of the Metal specified above to you shall be subject to the terms of above-referenced Letter of Understanding.

Rasan Private Equity Inc.

Name: Abdulrahman AI-Kooheji
Title: Director

Rasan Private Equity Inc.

SELLER'S ACCEPTANCE

Date: 18 July, 2013

To:	Richmond Commodities Limited
Attention:	Bryce Morrison
From:	Rasan Private Equity Inc. [as agent for E&P Co, LLC.]

Re: Letter of Understanding Regarding Commodity Purchases dated March 4th 2009

We refer to the above-referenced Letter of Understanding (the capitalised terms used in this notification having the meanings specified in such letter), the Seller's Request, dated 18 July, 2013, from us to you, and the Purchaser's Offer (the "Purchaser's Offer"), dated 18 July, 2013, from you to us, and hereby accept your offer to purchase from us the Metals described in the Purchaser's Offer on the terms specified therein, which terms are set forth below:

Purchase Terms

Seller:	Rasan Private Equity Inc. [as agent for E&P Co, LLC.]
Purchaser:	Richmond Commodities Limited
Seller's reference:	REH-E&P Co 001/2013
Metal:	PALLADIUM
Quantity:	616 Troy Ounces
Location:	Loco USA
Delivery:	On the Settlement Date, we shall arrange for the Metal and Quantity stated above to be delivered in accordance with your standing instructions.
Purchase Price:	USD 450,000
Price per Troy Ounces:	USD 730.5194805
Settlement Date:	18 July, 2013
Payment:	On the Settlement Date please credit our account as specified in the above referenced Letter of Understanding with the Purchase Price stated above.

Our sale of the Metal specified above shall be subject to the terms of above-referenced Letter of Understanding.

Rasan Private Equity Inc.

Name: Abdulrahman AI-Kooheji
Title: Director

18 July, 2013

CREDIT TERMS AND CONDITIONS

UP TO USD Four Hundred Fifty Thousand ($ 450,000) Murabaha Facility

Nature of Transaction:

This Term Sheet represents the current contractual relationship of the commodity trade transaction(s) whereby the Beneficiary purchased on a deferred basis a specified Commodity from London Metal Exchange and immediate sold it on spot to produce immediate cash to be used as working capital for the Beneficiary.

At the conclusion the transaction the Beneficiary had available cash and at the same future debt payment representing the purchase proceeds. The difference between the purchase deferred price and the spot sale price constitute the cost of financing in the books of the Beneficiary. This transaction is referred to as Murabaha

Purpose	:	To provide working capital financing i for of Murabaha Facility of up to USD Four Hundred Fifty Thousand Only ($ 450,000) in favour of E&P Co. to fund business and operating activities.

Beneficiary	:	E&P Co. LLC.

Financier	:	Rasan Private Equity Inc.

Facility Amount	:	USD Four Hundred Fifty Thousand ($ 450,000)

Disbursement Date	:	18th July 2013

deferred sales price	:	$470,091

Maturity Date	:	31st October 2014

Profit rate	:	3.5% per annum based on the actual 365 days year

Murabaha Payments	:	One payment of the deferred sales price on 31st October 2014

Security	:	Corporate Guarantee of the Beneficiary

Documentation	:	As per Murabaha Financing Facility dated 18th July 2013

Credit Terms and Conditions US $ 450,000	Page 1 of 1